EXHIBIT 99.1

Electronic Arts Reports Q2 FY22 Financial Results

Results Above Expectations, Raised Outlook for the Full Year

REDWOOD CITY, CA – November 3, 2021 – Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its second fiscal quarter ended September 30, 2021.

“This was the strongest second quarter in the history of Electronic Arts, with more players around the world joining and engaging in our leading franchises, new launches and live services,” said Andrew Wilson, CEO of Electronic Arts. “Thanks to our incredibly talented teams, we’re excited to deliver more amazing experiences this holiday season, and connect hundreds of millions of players around the world through our EA SPORTS games, Apex Legends, Battlefield 2042 and more.”

“EA delivered another strong quarter, primarily driven by our EA SPORTS titles and Apex Legends,” said CFO Blake Jorgensen. “Based on our confidence in our franchises and live services, we are again raising guidance this quarter. We’re positioned for a strong holiday season driven by our exciting Battlefield 2042 game, with growth drivers in place for this year, next year, and beyond.”

Selected Operating Highlights and Metrics

•	Net bookings[1] for the trailing twelve months was $7.077 billion, up 27% year-over-year.

•	In the first six months of the fiscal year, approximately 100 million players have engaged with our EA SPORTSTM global football franchise across all platforms.

•	Apex LegendsTM Season 9 and Season 10 each respectively set new marks for the highest active players since Season 1.

•	The BattlefieldTM 2042 Open Beta had 7.7 million players.

•	Star WarsTM: Galaxy of Heroes surpassed 100 million players life to date.

Selected Financial Highlights and Metrics

•	Net cash provided by operating activities was $64 million for the quarter and $1.416 billion for the trailing twelve months.

•	EA repurchased 2.3 million shares for $325 million during the quarter, bringing the total for the last twelve months to 9.5 million shares for $1.301 billion.

•	EA paid a cash dividend of $0.17 per share during the quarter.

Dividend

EA has declared a quarterly cash dividend of $0.17 per share of the Company’s common stock. The dividend is payable on December 22, 2021 to shareholders of record as of the close of business on December 8, 2021.

Quarterly Financial Highlights

	Three Months Ended September 30,
	2021	2020
(in $ millions, except per share amounts)
Full game	617	282
Live services and other	1,209	869

Total net revenue	1,826	1,151

Net income	294	185
Diluted earnings per share	1.02	0.63

Operating cash flow	64	61

Value of shares repurchased	325	—
Number of shares repurchased	2.3	—

The following GAAP-based financial data2 and tax rate of 18% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Three Months Ended September 30, 2021
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition- related expenses	Change in deferred net revenue (online- enabled games)	Stock-based compensation
Total net revenue	1,826	—	25	—
Cost of revenue	494	(22)	—	(2)

Gross profit	1,332	22	25	2
Total operating expenses	992	(30)	—	(147)

Operating income	340	52	25	149
Interest and other income (expense), net	(14)	—	—	—

Income before provision for income taxes	326	52	25	149
Number of shares used in computation:
Diluted	287

Trailing Twelve Months Financial Highlights

	Twelve Months Ended September 30,
	2021	2020
(in $ millions)
Full game	1,911	1,686
Live services and other	4,485	3,904

Total net revenue	6,396	5,590

Net income	785	1,314

Operating cash flow	1,416	2,041

Value of shares repurchased	1,301	674
Number of shares repurchased	9.5	6.5

The following GAAP-based financial data2 and tax rate of 18% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Twelve Months Ended September 30, 2021
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition- related expenses	Change in deferred net revenue (online- enabled games)	Stock-based compensation
Total net revenue	6,396	—	681	—
Cost of revenue	1,729	(48)	—	(5)

Gross profit	4,667	48	681	5
Total operating expenses	3,579	(89)	—	(489)

Operating income	1,088	137	681	494
Interest and other income (expense), net	(44)	—	—	—

Income before provision for income taxes	1,044	137	681	494

Operating Metric

The following is a calculation of our total net bookings1 for the periods presented:

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2021	2020	2021	2020
(in $ millions)
Total net revenue	1,826	1,151	6,396	5,590
Change in deferred net revenue (online-enabled games)	25	(241)	681	(13)

Net bookings	1,851	910	7,077	5,577

Business Outlook as of November 3, 2021

Our financial expectations for the quarter ending December 31, 2021 and the fiscal year ending March 31, 2022 include estimates of the impact of our completed acquisitions on consolidated results and could be materially impacted as we integrate these acquisitions.

Fiscal Year 2022 Expectations – Ending March 31, 2022

Financial metrics:

•	Net revenue is expected to be approximately $6.925 billion.

•	Change in deferred net revenue (online-enabled games) is expected to be approximately $700 million.

•	Net income is expected to be approximately $583 million.

•	Diluted earnings per share is expected to be approximately $2.03.

•	Operating cash flow is expected to be approximately $1.950 billion.

•	The Company estimates a share count of 287 million for purposes of calculating fiscal year 2022 diluted earnings per share.

Operational metric:

•	Net bookings[1] is expected to be approximately $7.625 billion.

In addition, the following outlook for GAAP-based financial data2 and a long-term tax rate of 18% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

		Twelve Months Ending March 31, 2022
		GAAP-Based Financial Data
	GAAP Guidance	Acquisition- related expenses	Change in deferred net revenue (online- enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	6,925	—	700	—
Cost of revenue	1,848	(130)	—	(5)
Operating expense	4,110	(145)	—	(545)
Income before provision for income taxes	908	275	700	550
Net income	583
Number of shares used in computation:
Diluted shares	287

Third Quarter Fiscal Year 2022 Expectations – Ending December 31, 2021

Financial metrics:

•	Net revenue is expected to be approximately $1.750 billion.

•	Change in deferred net revenue (online-enabled games) is expected to be approximately $875 million.

•	Net income is expected to be approximately $5 million.

•	Diluted earnings per share is expected to be approximately $0.02.

•	The Company estimates a share count of 287 million for purposes of calculating third quarter fiscal 2022 diluted earnings per share.

Operational metric:

•	Net bookings[1] is expected to be approximately $2.625 billion.

In addition, the following outlook for GAAP-based financial data2 and a long-term tax rate of 18% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

		Three Months Ending December 31, 2021
		GAAP-Based Financial Data
	GAAP Guidance	Acquisition- related expenses	Change in deferred net revenue (online- enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	1,750	—	875	—
Cost of revenue	625	(50)	—	—
Operating expense	1,100	(35)	—	(135)
Income before provision for income taxes	8	85	875	135
Net income	5
Number of shares used in computation:
Diluted shares	287

Conference Call and Supporting Documents

Electronic Arts will host a conference call on November 3, 2021 at 2:00 pm PT (5:00 pm ET) to review its results for the fiscal quarter ended September 30, 2021 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number (866) 324-3683 (domestic) or (509) 844-0959 (international), using the conference code 3697115 or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation with a financial model of EA’s historical results and guidance on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until November 17, 2021 at 855-859-2056 (domestic) or 404-537-3406 (international) using pin code 3697115. An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s expectations under the heading “Business Outlook as of November 3, 2021,” and other information regarding EA’s fiscal 2022 and other future expectations contain forward-looking statements that are subject to change. Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions also identify forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: the impact of the COVID-19 pandemic, sales of the Company’s products and services; the Company’s ability to develop and support digital products and services, including managing online security and privacy; outages of our products, services and technological infrastructure; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; governmental regulations; the effectiveness of the Company’s sales and marketing programs; timely development and release of the Company’s products and services; the Company’s ability to realize the anticipated benefits of, and integrate, acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; general economic conditions; changes in our tax rates or tax laws; and other factors described in Part II, Item 1A of Electronic Arts’ latest Quarterly Report on Form 10-Q under the heading “Risk Factors”, as well as in other documents we have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2021.

These forward-looking statements are current as of November 3, 2021. Electronic Arts assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2021. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended September 30, 2021.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers.

In fiscal year 2021, EA posted GAAP net revenue of $5.6 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS™ FIFA, Battlefield™, Apex Legends™, The Sims™, Madden NFL, Need for Speed™, Titanfall™, Plants vs. Zombies™ and F1®. More information about EA is available at www.ea.com/news.

EA SPORTS, Battlefield, Need for Speed, Apex Legends, The Sims, Titanfall and Plants vs. Zombies are trademarks of Electronic Arts Inc. STAR WARS © & TM 2015 Lucasfilm Ltd. All rights reserved. John Madden, NFL, FIFA and F1 are the property of their respective owners and used with permission.

For additional information, please contact:

Chris Evenden	John Reseburg
Vice President, Investor Relations	Vice President, Global Communications
650-628-0255	650-628-3601
cevenden@ea.com	jreseburg@ea.com

[1]

Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games.

[2]	For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-K for the fiscal year ended March 31, 2021.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in $ millions, except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2021	2020	2021	2020
Net revenue	1,826	1,151	3,377	2,610
Cost of revenue	494	286	809	574

Gross profit	1,332	865	2,568	2,036
Operating expenses:
Research and development	553	421	1,068	859
Marketing and sales	233	156	423	277
General and administrative	176	133	345	269
Amortization of intangibles	30	6	70	11

Total operating expenses	992	716	1,906	1,416

Operating income	340	149	662	620
Interest and other income (expense), net	(14)	(10)	(28)	(13)

Income before provision for (benefit from) income taxes	326	139	634	607
Provision for (benefit from) income taxes	32	(46)	136	57

Net income	294	185	498	550

Earnings per share
Basic	1.03	0.64	1.75	1.90
Diluted	1.02	0.63	1.73	1.88
Number of shares used in computation
Basic	285	289	285	289
Diluted	287	293	288	292

Results (in $ millions, except per share data)

The following table reports the variance of the actuals versus our guidance provided on August 4, 2021 for the three months ended September 30, 2021 plus a comparison to the actuals for the three months ended September 30, 2020.

	Three Months Ended September 30,
	2021 Guidance	Variance	2021 Actuals	2020 Actuals
Net revenue
Net revenue	1,775	51	1,826	1,151
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	(50)	75	25	(241)
Cost of revenue
Cost of revenue	518	(24)	494	286
GAAP-based financial data
Acquisition-related expenses	(35)	13	(22)	—
Stock-based compensation	—	(2)	(2)	(2)
Operating expenses
Operating expenses	1,030	(38)	992	716
GAAP-based financial data
Acquisition-related expenses	(40)	10	(30)	(6)
Stock-based compensation	(150)	3	(147)	(111)
Income before tax
Income before tax	212	114	326	139
GAAP-based financial data
Acquisition-related expenses	75	(23)	52	6
Change in deferred net revenue (online-enabled games)[1]	(50)	75	25	(241)
Stock-based compensation	150	(1)	149	113
Tax rate used for management reporting	18%		18%	18%
Earnings per share
Basic	0.37	0.66	1.03	0.64
Diluted	0.36	0.66	1.02	0.63
Number of shares
Basic	286	(1)	285	289
Diluted	288	(1)	287	293

[1]

The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in $ millions)

	September 30, 2021	March 31, 2021[2]
ASSETS
Current assets:
Cash and cash equivalents	1,630	5,260
Short-term investments	342	1,106
Receivables, net	1,031	521
Other current assets	387	326

Total current assets	3,390	7,213
Property and equipment, net	516	491
Goodwill	5,459	2,868
Acquisition-related intangibles, net	1,080	309
Deferred income taxes, net	2,139	2,045
Other assets	435	362

TOTAL ASSETS	13,019	13,288

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	136	96
Accrued and other current liabilities	1,119	1,341
Deferred net revenue (online-enabled games)	1,322	1,527

Total current liabilities	2,577	2,964
Senior notes, net	1,877	1,876
Income tax obligations	318	315
Deferred income taxes, net	68	43
Other liabilities	323	250

Total liabilities	5,163	5,448
Stockholders’ equity:
Common stock	3	3
Retained earnings	7,855	7,887
Accumulated other comprehensive loss	(2)	(50)

Total stockholders’ equity	7,856	7,840

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	13,019	13,288

[2]	Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in $ millions)

	Three Months Ended September 30,		Six Months Ended September 30,
	2021	2020	2021	2020
OPERATING ACTIVITIES
Net income	294	185	498	550
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion	94	40	199	77
Stock-based compensation	149	113	274	215
Change in assets and liabilities
Receivables, net	(458)	83	(446)	39
Other assets	23	(157)	(51)	(113)
Accounts payable	61	109	42	106
Accrued and other liabilities	52	(30)	(250)	(96)
Deferred income taxes, net	(168)	(42)	(140)	(32)
Deferred net revenue (online-enabled games)	17	(240)	(205)	(307)

Net cash provided by (used in) operating activities	64	61	(79)	439

INVESTING ACTIVITIES
Capital expenditures	(43)	(25)	(87)	(63)
Proceeds from maturities and sales of short-term investments	621	724	1,128	1,418
Purchase of short-term investments	(84)	(752)	(369)	(1,416)
Acquisitions, net of cash acquired	(1,405)	—	(3,394)	—

Net cash used in investing activities	(911)	(53)	(2,722)	(61)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	41	40	41	43
Cash dividends paid	(48)	—	(97)	—
Cash paid to taxing authorities for shares withheld from employees	(16)	(8)	(121)	(77)
Repurchase and retirement of common stock	(325)	—	(650)	(78)

Net cash provided by (used in) financing activities	(348)	32	(827)	(112)

Effect of foreign exchange on cash and cash equivalents	(13)	6	(2)	25

Change in cash and cash equivalents	(1,208)	46	(3,630)	291
Beginning cash and cash equivalents	2,838	4,013	5,260	3,768

Ending cash and cash equivalents	1,630	4,059	1,630	4,059

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in $ millions, except per share data)

	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22	Q2 FY22	YOY % Change
Net revenue
Net revenue	1,151	1,673	1,346	1,551	1,826	59%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	(241)	727	144	(215)	25
Gross profit
Gross profit	865	1,072	1,027	1,236	1,332	54%
Gross profit (as a % of net revenue)	75%	64%	76%	80%	73%
GAAP-based financial data
Acquisition-related expenses	—	—	4	22	22
Change in deferred net revenue (online-enabled games)[1]	(241)	727	144	(215)	25
Stock-based compensation	2	1	1	1	2
Operating income
Operating income	149	251	175	322	340	128%
Operating income (as a % of net revenue)	13%	15%	13%	21%	19%
GAAP-based financial data
Acquisition-related expenses	6	5	18	62	52
Change in deferred net revenue (online-enabled games)[1]	(241)	727	144	(215)	25
Stock-based compensation	113	111	109	125	149
Net income
Net income	185	211	76	204	294	59%
Net income (as a % of net revenue)	16%	13%	6%	13%	16%
GAAP-based financial data
Acquisition-related expenses	6	5	18	62	52
Change in deferred net revenue (online-enabled games)[1]	(241)	727	144	(215)	25
Stock-based compensation	113	111	109	125	149
Tax rate used for management reporting	18%	18%	18%	18%	18%
Diluted earnings per share	0.63	0.72	0.26	0.71	1.02	62%
Number of diluted shares used in computation
Basic	289	290	288	286	285
Diluted	293	292	290	289	287

[1]

The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in $ millions)

	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22	Q2 FY22	YOY % Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by composition
Full game downloads	163	347	185	233	337	107%
Packaged goods	119	375	65	89	280	135%

Full game	282	722	250	322	617	119%

Live services and other	869	951	1,096	1,229	1,209	39%

Total net revenue	1,151	1,673	1,346	1,551	1,826	59%
Full game	25%	43%	19%	21%	34%
Live services and other	75%	57%	81%	79%	66%

Total net revenue %	100%	100%	100%	100%	100%
GAAP-based financial data
Full game downloads	(2)	53	(19)	(5)	35
Packaged goods	(14)	83	(44)	(35)	44

Full game	(16)	136	(63)	(40)	79

Live services and other	(225)	591	207	(175)	(54)

Total change in deferred net revenue (online-enabled games) by composition[1]	(241)	727	144	(215)	25
Net revenue by platform
Console	714	1,191	879	972	1,198	68%
PC & Other	249	326	295	361	377	51%
Mobile	188	156	172	218	251	34%

Total net revenue	1,151	1,673	1,346	1,551	1,826	59%

GAAP-based financial data
Console	(201)	619	71	(278)	(29)
PC & Other	(24)	73	51	9	26
Mobile	(16)	35	22	54	28

Total change in deferred net revenue (online-enabled games) by platform[1]	(241)	727	144	(215)	25

[1]

The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in $ millions)

	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22	Q2 FY22	YOY % Change
CASH FLOW DATA
Operating cash flow	61	1,124	371	(143)	64	5%
Operating cash flow—TTM	2,041	2,061	1,934	1,413	1,416	(31%)
Capital expenditures	25	30	31	44	43	72%
Capital expenditures—TTM	131	133	124	130	148	13%
Repurchase and retirement of common stock	—	326	325	325	325	100%
Cash dividends paid	—	49	49	49	48	100%
DEPRECIATION
Depreciation expense	32	37	38	40	39	22%
BALANCE SHEET DATA
Cash and cash equivalents	4,059	4,772	5,260	2,838	1,630
Short-term investments	1,972	1,938	1,106	881	342

Cash and cash equivalents, and short-term investments	6,031	6,710	6,366	3,719	1,972	(67%)
Receivables, net	423	778	521	557	1,031	144%
STOCK-BASED COMPENSATION
Cost of revenue	2	1	1	1	2
Research and development	74	74	71	85	101
Marketing and sales	12	11	12	12	15
General and administrative	25	25	25	27	31

Total stock-based compensation	113	111	109	125	149